Exhibit (99.1)



                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on
Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of NTL Incorporated, and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.


Date: March 24, 1999


                                             THE GOLDMAN SACHS GROUP, L.P.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact



                                             GOLDMAN, SACHS & CO.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact



                                             EUROPEAN CABLE CAPITAL PARTNERS,
                                             L.P.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact




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                                             EUROPEAN CABLE CAPITAL PARTNERS
                                             HOLDING, INC.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact



                                             STONE STREET FUND 1996, L.P.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact



                                             BRIDGE STREET FUND 1996, L.P.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact



                                             STONE STREET EMPIRE CORP.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact



                                             GS CAPITAL PARTNERS, L.P.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact




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                                             GS ADVISORS, L.P.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact


                                             GOLDMAN SACHS PERFORMANCE
                                             PARTNERS, L.P.

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact


                                             COMMODITIES CORPORATION LLC

                                             By: /s/ Roger S. Begelman
                                             ----------------------------------
                                             Name: Roger S. Begelman
                                             Title: Attorney-in-fact